UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): JANUARY 17, 2006 (JANUARY 12,
                                      2006)

                       ----------------------------------
                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)
                       ----------------------------------

          COLORADO                  000-28947                   84-1374613
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                 13855 STOWE DRIVE, POWAY, CALIFORNIA        92064
             (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (858) 375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On January 12, 2006, we entered into a Securities Purchase Agreement, which we refer to as the purchase agreement, with a limited number of institutional accredited investors, whom we refer to as the investors. On January 13, 2006, we issued and sold to these investors 5,150 shares of our Series D-1 Amortizing Convertible Perpetual Preferred Stock, par value $0.0001 per share, which we refer to as Series D-1 Preferred Stock, under the purchase agreement for an aggregate purchase price of $5,150,000, or $1,000 per share. We also issued various warrants to these investors under the purchase agreement, as described below. We paid cash fees and expenses of $119,209 to a finder for the introduction of potential investors in this financing, and paid $60,000 to the lead investor's counsel for legal expenses incurred in the transaction.

     Use of Proceeds. If the merger contemplated by the Agreement and Plan of Merger and Reorganization dated October 24, 2005 among us, Starsys Research Corporation, which we refer to as Starsys, and certain other parties is consummated, as described in the related Form S-4 Registration Statement filed on December 28, 2005 (File No. 333-130244), the proceeds of this financing will be used to repay Starsys indebtedness, to pay certain transaction expenses incurred by Starsys and by us in connection with the merger and/or to pay the cash consideration to the Starsys shareholders. Failure of the merger to be completed by March 31, 2006 will constitute a triggering event under the financing documents, in which case each of the investors will have the right to require us to redeem its shares of Series D-1 Preferred Stock, as described under Item 5.03, upon notice and surrender of its preferred stock warrants. To the extent investors do not exercise this right, the proceeds of this financing will be used for working capital and possibly other strategic acquisitions.

     Series D Preferred Stock. The purchase agreement contemplates the authorization and issuance by our company of numerous series of preferred stock, all of which are substantially similar to the Series D-1 Preferred Stock. We refer to each series individually as Series D-X Preferred Stock, where X represents a sequential number, and generically as Series D Preferred Stock. The relative rights, preferences, limitations and other terms of the series of Series D Preferred Stock are described below under Item 5.03.

     Registration Rights Agreement. Pursuant to a registration rights agreement among us and the investors dated January 12, 2006, we agreed to prepare and file a registration statement covering the resale of the shares of common stock issuable upon the conversion of, or as dividends paid on, the various series of Series D Preferred Stock, as well as the shares issuable upon the exercise of the common stock warrants. We agreed to file this resale registration statement within 30 days of the closing of the financing. If, among other things, (1) we fail to file the resale registration statement by that date, or (2) the resale registration statement is not declared effective by the SEC within 120 days of the closing of the financing, we will be obligated to pay liquidated damages to the investors of 1% of the aggregate purchase price paid by the investors under the purchase agreement for the first 30-day period of noncompliance and 2% of the aggregate purchase price paid by the investors under the purchase agreement for each 30-day period of noncompliance thereafter.

     Additional Investment Option. Under the purchase agreement, from the date of the effectiveness of the initial registration statement filed pursuant to the registration rights agreement, which we refer to as the effective date, until the one-year anniversary of that date, if (1) on any trading day during such period the volume weighted average price of our common stock for each of the 20 trading days immediately prior to such date exceeds $1.63 and (2) the average daily trading volume of our common stock exceeds $100,000 on each of those days, then we have the option, subject to a number of additional conditions, to sell to the investors "units" for an aggregate purchase price of up to $2,000,000 (or a lesser amount to the extent the preferred stock warrants issued at the initial closing of the financing, which are described below, have been exercised to purchase these units). Each "unit" consists of one share of Series D Preferred Stock and a common stock warrant, which entitles the holder to purchase up to an aggregate of 440,829 shares of common stock at an exercise price of $1.51 and otherwise has the same terms as the warrants described in the following paragraph. We refer to the date on which we give notice to the investors of our exercise of this option as the call date.

     Common Stock Warrants. Certain warrants we issued to the investors at the closing entitle the investors to purchase up to an aggregate of 1,135,138 shares of our common stock at an exercise price of $1.51 per share. The warrants are exercisable for five years following the date of grant. The warrants feature a net exercise provision, which enables the holder to choose to exercise the warrant without paying cash by surrendering shares subject to the warrant with a market value equal to the exercise price. However, this right is available only if a registration statement or prospectus covering the shares subject to the warrant is not available at any time after one year from the date of grant. The warrants also have anti-dilution provisions reducing the warrant exercise price if we issue equity securities (other than in specified exempt transactions) at an effective price below the warrant exercise price to such lower exercise price. We refer to these warrants as the common stock warrants.

     Preferred Stock Warrants. We also issued certain other warrants to the investors at the closing, which we refer to as the preferred stock warrants.

These warrants entitle the holder to purchase an aggregate number of 2,000 "units", which are identical to the "units" described above, at an exercise price of $1,000 per unit. The preferred stock warrants are exercisable from the effective date until the one-year anniversary of that date. If any units subject to the preferred stock warrants remain unsold after (1) their expiration date and (2) the exercise of the additional investment option described in the preceding paragraph, if applicable, and any holder of a preferred stock warrant issued in the financing has exercised the warrant in full, then the preferred stock warrant grants that holder the right to purchase a proportionate share of the unsold units.

     Other Provisions. The purchase agreement contains a number of representations and warranties by us in favor of the investors as well as a number of covenants by us, which are generally customary or typical for financings of this nature. The covenants include:

-    our  agreement  to  indemnify  the investors under specified circumstances;

- a grant of preemptive rights to the investors to participate in future financings until the first anniversary of the closing date of the financing;

- an agreement not to issue any shares of our common stock or securities or other rights to acquire shares of common stock until 6 months after the effective date, except under specified conditions intended to ensure the terms are no less favorable to us than the terms of this financing;

- an agreement not to effect any transaction involving the issuance of securities convertible, exercisable or exchangeable for our common stock at a price per share or rate which may change over time, which we refer to as a variable-rate transaction, so long as any shares of Series D Preferred Stock are outstanding; and

- a provision which gives effect to any terms of the Series D Preferred Stock which are determined to be unenforceable.

     Prior Relationships with Investors. Laurus Master Fund, Ltd., which we refer to as Laurus, is one of the investors participating in the financing. On August 25, 2004, we issued and sold to Laurus 250,000 shares of our Series C Convertible Cumulative Preferred Stock, par value $0.001, which we refer to as the Series C Preferred Stock, and a warrant to purchase up to 487,000 shares of common stock, as described in the Form 8-K filed with the SEC on August 30, 2004. In addition, on October 31, 2005, we issued and sold to Laurus 2,032,520 shares of common stock and a warrant to purchase an additional 450,000 shares of common stock, as described in the Form 8-K filed with the SEC on November 3, 2005. In addition, on June 3, 2003, we entered into a secured revolving credit facility with Laurus and issued warrants to Laurus to purchase up to an aggregate of 200,000 shares of common stock, as described in the Form 8-K filed with the SEC on July 18, 2003. In June 2004, we issued warrants to acquire 50,000 shares of common stock to Laurus in connection with the revolving credit facility. These warrants were exercised in April 2005 at an exercise price of $1.06 per share. In August 2004, we issued warrants to acquire an additional 50,000 shares of common stock to Laurus at an exercise price per share equal to $1.93 per share in connection with the revolving credit facility. There is currently no debt outstanding under this credit facility, and the purchase agreement prohibits us from drawing down on the facility. The revolving credit facility with Laurus expires on June 3, 2006.

     In connection with this financing, Laurus consented to and waived certain preemptive and other rights under the Series C Preferred Stock, the aforementioned agreements and certain related agreements in respect of the authorization and issuance of one or more series of Series D Preferred Stock and the other transactions described in Items 1.01, 3.02, 3.03 and 5.03, and certain other transactions. We paid Laurus Capital Management, L.L.C., the manager of Laurus, $87,000 in connection with Laurus's delivery of the consent and $1,000 to Laurus's counsel for their related fees.

     Exhibits. A complete copy of the certificates of designation for the first two series of Series D Preferred Stock, the Securities Purchase Agreement, the Registration Rights Agreement, the form of Preferred Stock Warrant and the form of Common Stock Warrant are filed as Exhibits 3.1, 3.2, 99.1, 99.2, 99.3 and
99.4 hereto, respectively, and are incorporated herein by reference. The summary of the transactions set forth above does not purport to be complete and is qualified in its entirety by reference to these exhibits.

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On January 13, 2006, we issued and sold to several institutional accredited investors 5,150 shares of our Series D-1 Preferred Stock and common stock and preferred stock warrants pursuant to the terms of a Securities Purchase Agreement, as described under Item 1.01. The preferred stock warrants may be exercised for "units" consisting of a share of Series D Preferred Stock and another common stock warrant, and the common stock warrants may be exercised for shares of our common stock. The purchase agreement also provides us, under specified circumstances, with the right to sell to the investors additional shares of preferred stock and common stock warrants. The shares of preferred stock are convertible into shares of our common stock. In addition, we may, under specified circumstances, elect to pay dividends due on shares of Series D Preferred Stock in common stock in lieu of cash. See Items 1.01 and 5.03 for more information about the terms of the purchase agreement, the shares of Series D Preferred Stock and the warrants.


     We offered and sold the shares of Series D-1 Preferred Stock and the preferred stock and common stock warrants without registration under the Securities Act of 1933 to institutional accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder.

     None of the shares of any series of Series D Preferred Stock, the common stock and preferred stock warrants, and the shares of our common stock which may be issued as dividends paid on, or upon the conversion of, the shares of preferred stock, or upon exercise of the common stock warrants, may be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares of Series D Preferred Stock and the common stock and preferred stock warrants, and will be placed on the shares of common stock issued upon any conversion of, or paid as dividends on, the shares of Series D Preferred Stock or upon exercise of the common stock warrants, unless registered under the Securities Act prior to issuance.

     This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. The disclosures in
Item 1.01 and Item 3.02 of this report are being filed pursuant to and in accordance with Rule 135 under the Securities Act.

     On December 20, 2005, we granted 1,500 shares of common stock as bonuses to three employees in recognition of their exceptional services performed during 2005. We offered and sold these shares without registration under the Securities Act of 1933 in reliance upon the exemption provided by Section 4(2) thereof.

ITEM  3.03.     MATERIAL  MODIFICATIONS  TO  RIGHTS  OF  SECURITY  HOLDERS.

     New Series D Preferred Stock. On January 11, 2006, we filed certificates of designations for two series of our Series D Preferred Stock with the Secretary of State for the State of Colorado. See Item 5.03 for information about the rights, preferences and privileges of the Series D Preferred Stock and the related Certificates of Designations.

     Effect on Series C Preferred Stock. The series of Series D Preferred Stock rights amend and affect the Series C Preferred Stock, including as follows:

- Pari Passu Securities. Each series of Series D Preferred Stock will rank pari passu to the Series C Preferred Stock with respect to the payment of dividends and upon liquidation.

- Dividend Rights. The payment of cash dividends on the Series C Preferred Stock will be prohibited in the event of our noncompliance with our obligations under the certificate of designations for any series of Series D Preferred Stock.

- Fixed Conversion Price. The "Fixed Conversion Price" for the Series C Preferred Stock will not be adjusted in the event of the declaration of any dividends or distributions on the shares of any series of Series D Preferred Stock.

- Liquidation Preferences. The amounts payable to holders of Series C Preferred Stock upon the liquidation, dissolution, or winding-up of our company will be as set forth in the description of the Series D Preferred Stock in Item 5.03.

     The summary of the modifications of the relative rights, preferences and privileges of the Series C Preferred Stock set forth above does not purport to be complete and is qualified in its entirety by reference to the Series D-1 Certificate of Designations and the Series D-2 Certificate of Designations, filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively.

     Effect on Common Stock. The rights of holders of our common stock are also materially affected by the filing of the certificates of designations for the Series D Preferred Stock Certificate of Designations and the issuance of the shares of Series D Preferred Stock, as described more fully in Item 5.03.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Series D Certificates of Designations. On January 11, 2006, we filed with the Colorado Secretary of State (1) a Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of the

Series D-1 Amortizing Convertible Perpetual Preferred Stock, $0.001 Par Value per Share, which we refer to as the Series D-1 Certificate of Designations, and
(2) a Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of the Series D-2 Amortizing
Convertible Perpetual Preferred Stock, $0.001 Par Value per Share, which we refer to as the Series D-2 Certificate of Designations. Under the purchase agreement described under Item 1.01 above, we may be obligated to file additional certificates of designation which will be substantially similar to the Series D-2 Certificate of Designations, except as to the issue date and number of authorized shares in the series. We refer to all of the foregoing certificates of designations as the Series D Certificates of Designations.

     Set forth below is a summary of the relative rights, preferences and limitations of the Series D Preferred Stock as set forth in the Series D Certificates of Designation. All series are substantially the same in all respects except for the issue date and the number of authorized shares in the series; in addition, the Series D-1 Preferred Stock, but no other series of Series D Preferred Stock, includes an explicit reference to the amendment of the Series C Preferred Stock, and the original issue date for all series of Series D Preferred Stock is based on the original issue date of the Series D-1 Preferred Stock.

     Dividend Rights. Holders of the Series D Preferred are entitled to receive cumulative preferential dividends at the annual rate per share (as a percentage of the stated value per share, which is initially $1,000), which we refer to as the dividend rate, equal to LIBOR (as determined for each calendar quarter) for the applicable dividend period plus 4.0% on a quarterly basis. On the 6 month anniversary of the issue date of any series of Series D Preferred Stock, the dividend rate will be increased to 15% per annum per share with respect to any portion of outstanding shares of the Series D Preferred Stock not redeemed pursuant to our monthly redemption option (described in the paragraph "Redemption Rights" below); and commencing at the beginning of the 37th month of the issue date of the series of Series D Preferred Stock, the dividend rate will be increased to the greater of LIBOR plus 10% per annum and 15% per annum. These dividends may be paid in cash or, at our option, if the equity conditions described below have been satisfied, in shares of our common stock, with each share being valued at approximately 89% of its fair market value.

     Conversion Rights. A holder of a share of the Series D Preferred Stock may convert the share at any time into a number of shares of common stock determined by dividing the current stated value of the share (initially $1,000) by the conversion price (initially $1.48). We also have the option, subject to certain requirements, of forcing a conversion of the shares of the Series D Preferred Stock, at the same conversion rate, if, after 24 months from the issue date of the Series D-1 Preferred Stock, the volume weighted average price for each trading day in any 20 consecutive trading day period exceeds the then conversion price by 250%. If we fail to deliver share certificates for converted shares in a timely manner, the holder may cover a short sale of those shares in the market and we will be obligated to pay the holder the difference between the cover price and the prior sale price of those shares. In addition, we have the right to force a conversion of any series of Series D Preferred Stock anytime after the two-year anniversary of the issue date of that series if all of the equity conditions have been satisfied and the volume-weighted average price of our common stock for each of 20 consecutive trading days exceeds 2.5 times the current conversion price (initially $1.48).

     The foregoing rights of conversion are subject to a limitation that no holder of Series D Preferred Stock is, for purposes of the federal securities laws, deemed to beneficially own more than 4.99% of our shares of outstanding common stock or, if the holder waives this limit with 61 days notice, more than 9.99% of our shares of outstanding common stock.

     Covenants. The Series D Certificates of Designations contain a number of restrictions on our actions so long as shares of Series D Preferred Stock are outstanding, including the following:

     Voting Rights. The Series D Preferred have no general voting rights, but the holders of a majority of the outstanding Series D Preferred must vote in favor of or consent to certain corporate actions, including:

- changing the relative rights, preferences or limitations of the applicable series of Series D Preferred Stock;

- authorizing or issuing any securities that are pari passu or senior to the applicable series of Series D Preferred Stock, other than other series of Series D Preferred Stock permitted by the financing documents;

- amending of our articles of incorporation in a manner which adversely affects the rights of any holder of shares of Series D Preferred Stock or amending our bylaws in a manner which materially and adversely affects any rights of any holder of shares of Series D Preferred Stock;

- increasing of the authorized number of shares of the applicable series of Series D Preferred Stock;

-    incurring  or  guaranteeing  any  indebtedness  by  us   or   any   of  our
     subsidiaries,  other  than  for  specified  permitted  indebtedness;

- creating or suffering to exist any lien on our property or the property of any of our subsidiaries, other than for specified permitted liens;

- designating any class or series of capital stock having any rights or preferences senior or pari passu with the Series D Preferred Stock, other than additional series of Series D Preferred Stock;

- redeeming, repurchasing or acquiring any shares of our common stock or equivalent securities or junior securities;

- issuing any variable-priced securities or entering into any variable-rate transaction; or

- paying dividends or other distributions on our shares of junior securities or common stock, other than ordinary dividends on pari passu securities if no dividends or other payments are past due on any series of Series D Preferred Stock.

     Liquidation Preferences. Upon any liquidation, dissolution or winding up of our company, the holders of the Series D Preferred Stock are entitled to receive from the assets available for distribution to shareholders, for each share of the Series D Preferred Stock, an amount equal to the current stated value per share (initially $1,000), plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, before any distribution or payment may be made to any other holders of our capital stock, other than other pari passu shares (including the Series C Preferred Stock). If the assets available for distribution to shareholders are insufficient to pay the liquidation preferences of all shares of Series D Preferred Stock and other pari passu shares, then each holder of shares of Series D Preferred Stock and/or pari passu shares will receive a percentage of the assets available for distribution equal to (1) the full amount that would otherwise be payable to that holder upon liquidation, dissolution or winding-up of our company, divided by (2) the full amount that would be otherwise be payable to all holders of any series of Series D Preferred Stock or any pari passu stock upon liquidation, dissolution or winding-up of our company.

     Redemption Rights. We have the option of redeeming shares of Series D Preferred Stock, in whole or in part, for cash upon 20 trading days notice if the equity conditions described below (other than the volume and share price condition) have been satisfied and we are not participating in a change in control transaction. The redemption price equals the current stated value of the shares, multiplied by 115%, if prior to the 9 month anniversary of the issue date of the shares, or 110%, if thereafter but prior to the 24 month anniversary of that issue date, plus accrued and unpaid dividends and other amounts due on the shares. On and after the 24 month anniversary of the issue date, the redemption price is equal to 100% of the current stated value of the shares, plus accrued and unpaid dividends and other amounts due on the shares. We may also redeem all the shares of Series D Preferred Stock for cash equal to the stated value of such shares (plus all accrued and unpaid dividends and other amounts due on such shares) if we are required to reclassify all of the value of the applicable series of Series D Preferred Stock as a liability on our balance sheet. If we send a redemption notice, a holder of shares of Series D Preferred Stock may elect to convert those shares pursuant to its conversion rights described above before the redemption becomes effective. If a change of control transaction occurs within 6 months of a redemption that occurs within 24 months following the issue date, the holder of the redeemed shares will be entitled to receive any additional compensation the holder would have received had those shares been redeemed due to the change in control transaction, as described below.

     In addition, on each monthly anniversary of the issue date of any series of Series D Preferred Stock, following the 6 month anniversary of that issue date, we may elect to redeem in part each share of that series of Series D Preferred Stock, in an amount equal to the quotient of 1/54 of the aggregate stated value of the shares of that series on such date, which we refer to in each case as the monthly optional redemption amount. We may pay this amount in cash or, subject to satisfaction of the equity conditions, with a number of shares of our common stock equal to 1.12 times the monthly optional redemption amount, divided by the volume weighted average price of our common stock for the 10 trading days immediately preceding the monthly redemption date. Such a partial redemption will decrease the stated value of each share of the applicable series of Series D Preferred Stock by an amount per share equal to the monthly optional redemption amount divided by the number of then outstanding shares of that series. If we do not redeem a part of any series of Series D Preferred Stock which we have the right to redeem, the dividend rate on that portion will increase to not less than 15%, as described above.

     We are also required to redeem the shares of Series D Preferred Stock upon the occurrence of a triggering event other than a change in control transaction at a price equal to the sum of greater of (x) 130% and (y) the volume weighted average price of our common stock on the trading date preceding the triggering event divided by the conversion price, multiplied by the stated value of the shares, plus all accrued but unpaid dividends and other amounts due on the shares. In the event of a change in control transaction, the redemption price equals 130% of the stated value of the shares. In the event the triggering event is the failure of the Starsys merger to occur by March 31, 2006, the holder requiring the redemption of its shares of Series D Preferred Stock must surrender its preferred stock warrants.

     Conversion Price Adjustments. The conversion price of the shares of Series D Preferred Stock will be appropriately adjusted in the event of stock dividends, stock splits, reverse stock splits or reclassifications, or specified pro rata asset distributions, affecting our common stock. The stock into which the shares of Series D Preferred Stock can be converted and the conversion price will also be adjusted upon the occurrence of a fundamental transaction (a merger or consolidation of our company, the sale of all or substantially all our assets, a successful tender or exchange offer affecting our common stock, or a reclassification of our common stock).

     Equity Conditions. Our right to take certain actions under the Series D Preferred Stock, including our option to redeem shares of Series D Preferred Stock, to force the conversion of a series of Series D Preferred Stock, to make optional monthly redemptions of shares of Series D Preferred Stock in shares of our common stock in lieu of cash or to pay dividends on shares of Series D Preferred Stock in shares of our common stock in lieu of cash, depend on the following conditions being satisfied, which we refer to as the equity conditions:

- We have complied with specified obligations to holders of shares of Series D Preferred Stock, including honoring all conversions and paying all amounts owed to holders;

- An effective registration statement which the holders may use to resell our shares of common stock acquired pursuant to the financing documents is available to the holders;

- Our common stock is trading on a public trading market (including the OTCBB) and our shares of common stock to be issued pursuant to the financing documents are listed for trading on that market;

-    No  triggering  event  (as  described  below)  exists  or  is  imminent;

- The issuance of shares to the holder would not violate the beneficial ownership limitations described above;

- For a period of 20 trading days prior to the date of determination, the daily average dollar volume for our shares of common stock on the trading market exceeds $100,000 per trading day and the volume weighted average price of our common stock for each of those trading days is at least $1.50 per share (subject to adjustment); and

- No fundamental transaction or change in control transaction is pending or proposed.

     Triggering  Events.  For   purposes   of   the  Series  D  Certificates  of
Designations, a triggering event is defined as the occurrence of any of the following events:

- The initial registration statement required by the registration rights agreement does not become effective by June 12, 2006 or, after the issuance of shares of a new series of Series D Preferred Stock, a registration statement required by the registration rights agreement to cover the shares of common stock issuable on account of that series does not become effective within 120 days of the issue date of those shares;

- Any registration statement required to be effective under the registration rights agreement is unavailable for more than 45 days during any 12-month period, or a holder may not resell its securities under the registration statement for 15 consecutive days or for more than 45 days during any 12-month period, in either case subject to a 20-day increase for delays caused by an SEC review of our registration statement or periodic reports;

- We do not comply with our obligations promptly to achieve effectiveness of the initial registration statement under the registration rights agreement;

- We breach various obligations due to holders of Series D Preferred Stock, including: failing to deliver share certificates upon conversion on time; failing to pay specified amounts owed on time; failing to reserve sufficient shares of our common stock to issue upon the conversion of shares of Series D Preferred Stock; or redeeming junior securities; and

- the occurrence of a change in control transaction affecting our company, including the acquisition by a group of 33% of the voting securities of our company;

- the occurrence of various insolvency or bankruptcy events affecting our company or any significant subsidiary;

- the failure of our common stock to be traded on a trading market for more than 5 trading days (whether or not consecutive); and

- the failure of the contemplated merger of our wholly-owned subsidiary with Starsys Research Corporation by March 31, 2006.

     Exhibits. Complete copies of the Series D-1 Certificate of Designations and Series D-2 Certificate of Designations are filed as Exhibit 3.1 and Exhibit
3.2 hereto, respectively, and are incorporated herein by reference. The summary of the relative rights, preferences and privileges of the Series D Preferred Stock set forth above does not purport to be complete and is qualified in its entirety by reference to the Series D-1 Certificate of Designations and Series D-2 Certificate of Designations.

ITEM  9.01.              FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

3.1 Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of the Series D-1 Amortizing Convertible Perpetual Preferred Stock, $0.001 Par Value per Share
3.2 Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of the Series D-2 Amortizing Convertible Perpetual Preferred Stock, $0.001 Par Value per Share
99.1 Securities  Purchase  Agreement  dated  as  of  January  12,  2006
99.2 Registration  Rights  Agreement  dated  as  of  January  12,  2006
99.3 Form  of  Preferred  Stock  Warrant
99.4 Form  of  Common  Stock  Warrant





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPACEDEV,  INC.

Date:  January  17,  2006                By:     /s/  RICHARD  B.  SLANSKY
                                                 -------------------------
                                         Richard  B.  Slansky
                                         President  &  Chief  Financial  Officer